UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22211

IVA FIDUCIARY TRUST

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

(Address of principal executive offices) (zip code)

Michael W. Malafronte
International Value Advisers, LLC
717 Fifth Avenue
10th Floor
New York, NY 10022

(Name and address of agent for service)

Copy to:

Michael S. Caccese, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: SUM0703
100 Summer Street, 7th Floor
Boston, MA 02110

Registrant’s telephone number, including area code: (212) 584-3570

Date of fiscal year end: September 30
Date of reporting period: September 30, 2018

Item 1. Report to Shareholders.

IVA Worldwide Fund
IVA International Fund

Annual Report
September 30, 2018

Advised by International Value Advisers, LLC	An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents	IVA Funds

1	An Owner’s Manual

2	Letter from the President

3	Letter from the Portfolio Managers

6	Management’s Discussion of Fund Performance

IVA Worldwide Fund
8	Performance
9	Portfolio Composition
10	Schedule of Investments

IVA International Fund
18	Performance
19	Portfolio Composition
20	Schedule of Investments

28	Statements of Assets and Liabilities

29	Statements of Operations

30	Statements of Changes in Net Assets

31	Financial Highlights

37	Notes to Financial Statements

46	Report of Independent Registered Public Accounting Firm

47	Trustees and Officers

49	Additional Information

52	Important Tax Information

53	Fund Expenses

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), we attempt to preserve capital, while over the longer-term (5-10 years, i.e., over a full economic cycle), we seek to perform better than the MSCI All Country World Index, in the case of your IVA Worldwide Fund, and the MSCI All Country World (ex-U.S.) Index, in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager, yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally, is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.” We like the flexibility to invest in small, medium and large companies, depending on where we see value.

We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

We often hold some gold, either in bullion form or via gold mining securities, as we believe gold provides a good hedge in either an inflationary or deflationary period, and it can help mitigate currency debasement over time.

We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

1

Letter from the President	IVA Funds

Dear Shareholder,

This annual report covers the fiscal year ended September 30, 2018 and completes our tenth year of operations. The Funds’ investment adviser, International Value Advisers, LLC, remains pleased with the performance of our two mutual funds, the IVA Worldwide Fund and the IVA International Fund (the “Funds”).

As we pass our ten year anniversary I will repeat some things we outline in An Owner’s Manual:

Our attempt in the short-term is to preserve capital, while over a full economic cycle we seek to perform better than equity indices.

At IVA we are trying to deliver results that are as absolute as possible, i.e. returns that try to be as resilient as possible in down markets.

Our investment approach supports our knowledge that many investors cannot tolerate high volatility and that “life’s bills do not always come at market tops.”

We also believe it is of utmost significance that the IVA Founders have the vast majority of their invested dollars in our own products.

While the above is how we manage money, I would like to highlight a significant operational event that occurred during the last six months. After being soft closed for almost three quarters of our ten years operating the Funds, we announced in September that the Funds have reopened to all investors. We closed our Funds (and other products) in 2011 as we were experiencing strong inflows and wanted to normalize growth. Over the first half of 2018, outflows outpaced inflows to a distracting extent.

In my opinion, this is a wonderful time to make our Funds available to all. After such a long period of robust returns in global markets, and with an eye on the many troubling factors shaping world economies today, I believe that the focus Charles de Vaulx and Chuck de Lardemelle have on downside protection and capital preservation just might be what is required in the coming years. This concept was well explained by Charles de Vaulx in a July interview with Barron’s, which can be found on our website.

Our portfolio managers did an outstanding job providing an update on our Funds during our most recent conference call on September 20, 2018. I encourage everyone to read the transcript of the call, which is also available on our website.

It has been tremendously fulfilling to build IVA and the Funds. We believe that in the process we have nurtured a culture where everyone at IVA respects the work we are doing for our clients.

Sincerely,

Michael W. Malafronte, President

2

Letter from the Portfolio Managers	IVA Funds

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-866-941-4482.
October 30, 2018

Dear Shareholder,

Over the period under review, October 1, 2017 to September 30, 2018, the IVA Worldwide Class A returned +3.25% and the IVA International Class A returned -1.07%. This was less than their respective benchmarks, +9.77% for MSCI All Country World Index and +1.76% for the MSCI All Country World (ex-U.S.) Index.

Your Funds are now 10 years old! Even though they have both lagged during an unusually long bull market, the IVA Worldwide Class A has compounded at +8.24% per annum on average since inception, compared to the MSCI All Country World Index compounding at +8.19% per annum, and with an average monthly upside capture[a] of approximately 60% and an average monthly downside capture[b] of approximately 40%; the IVA International Class A has compounded at +7.75% per annum on average, compared to the MSCI All Country World (ex U.S.) Index compounding at +5.18% per annum, and with an average monthly upside capture[a] of approximately 58% and an average monthly downside capture[b] of approximately 35%.

We have finally seen the return of some volatility in the markets over this past fiscal year, especially late January/early February and since mid-May, most notably in international equity markets (including emerging markets). The performance of the S&P 500 Index has been more deceptive as the very strong performance of a handful of U.S. stocks (mostly FAANGs, Facebook, Amazon, Apple, Netflix, Google) has hidden the bad performance of many U.S. industrial and older economy stocks. One data point to illustrate that: during the period under review, the MSCI All Country World Index was up +9.77%, while the MSCI All Country World Value Index was up only +4.79%.

The reasons for that renewed volatility are well known. On one hand, interest rates have continued to rise, especially in the U.S. as a result of rising wage pressure and higher CPI inflation. The global economic outlook has been more muted outside the U.S., with many emerging market economies (including China) and even Europe slowing down. Also weighing on the markets are an uncertain political outlook in Europe with Italy, in the UK with the ongoing Brexit negotiations, and finally with the trade wars, especially the one between the U.S. and China. On the other hand, financial conditions remain very loose (as of the last reading on October 12, 2018, the Chicago Fed’s National Financial Conditions Index[c] is at -0.88 in spite of monetary policy having tightened for over two and a half years) and high yield markets have remained remarkably resilient (“As stocks groan under pile of worry, junk credit barely flinches” is the title of a Bloomberg News article on October 23, 2018).

Thanks to that volatility, we were able to add some new names in both Funds, including Schlumberger Ltd. (U.S.), Daou Technology Inc. (South Korea), Royal Boskalis Westminster N.V. (Netherlands) and Arcos Dorados Holdings Inc., Class ‘A’ (Uruguay). In the IVA Worldwide Fund only, some new names in the U.S. were Acuity Brands Inc. and DaVita Inc. In the IVA International Fund only, new names included ASKUL Corp. (Japan), KIWOOM Securities Co., Ltd. (South Korea) and D’Ieteren SA/NV (Belgium). We were also able to add, in both Funds, to some existing holdings whose share prices fell a lot more than our intrinsic value estimates, for instance Miraca Holdings Inc. (Japan), Sodexo SA (France) and AIB Group Plc (Ireland). We discussed some of those stocks in a Barron’s interview (July 23, 2018) and in our recent semi-annual conference call (both are available on our website ivafunds.com). Likewise, we were able to exit many names in both Funds, for instance Wendel SA (France), Thales SA (France), Altran Technologies SA (France), Siemens AG (Germany), Azbil Corp. (Japan) and Henderson Land Development Co. Ltd. (Hong Kong). In the IVA Worldwide Fund only, U.S. names we eliminated included Ralph Lauren Corp., Flowserve Corp. and Teradata Corp. Some names that we exited in the IVA International Fund only were Euler Hermes Group (France) and Earth Chemical Co. Ltd. (Japan). We were also able to reduce some positions quite significantly, as they had done very well, for instance Astellas Pharma Inc. (Japan), Robertet SA (France) in both Funds and American Express Co. (U.S.) and Expeditors International of Washington, Inc. (U.S.) in the IVA Worldwide Fund.

3

Letter from the Portfolio Managers	IVA Funds

As a result, as of September 30, 2018, the IVA Worldwide Funds has 56.3%, in equities (compared to 51.5% a year prior) and 36.1% in cash (compared to 40.4% a year prior), while the IVA International Fund has 72.5% in equities (compared to 62.1% a year prior) and 18.1% in cash (compared to 27.7% a year prior).

Whilst the valuation gap has widened between many U.S. stocks (not just the FAANGs) and many international stocks (including many emerging market stocks), it is noteworthy that we believe this gap is to a large extent warranted. Many of the large U.S. companies have dominant global positions and superior business models, while many of the large European and Asian companies are banks, insurance companies, regulated telephone companies, energy and chemical companies that deserve to trade at much lower valuation levels, in our opinion. In emerging markets specifically, the debt levels of companies are often high and sometimes with a currency mismatch. They often borrow in U.S. dollars and stand to suffer when the U.S. dollar appreciates against their local currency. Political risks appear to have risen in countries such as Brazil, Turkey, South Africa, Argentina, and perhaps even possibly in China (where President Xi Jinping can now remain in power for life).

We have been able to reduce our cash levels as prices have come down but we remain cautious. Valuation levels remain elevated and the global economic outlook remains cloudy with rising interest rates and an untested ability for China to engineer a successful soft landing after many years of torrid corporate credit growth. We will continue to focus on valuation of individual securities and only buy when we believe we are getting appropriate discounts.

We continue to hold some gold bullion in both funds (5.3% in the IVA Worldwide Fund and 6.6% in the IVA International Fund at September 30, 2018) as we believe gold will remain inversely correlated with stocks and/or bonds, more often than not, in the future. We also believe that most Central Banks will be behind the curve if inflation keeps rising and that nominal and real interest rates will remain low and/or negative for the foreseeable future, thus possibly helping gold.

On September 11, 2018 after being closed for a little over 7.5 years, we reopened our products, including our mutual funds, to new investors. We had closed our products to most new investors in early 2011 as the two Funds were experiencing strong inflows. These restrictions were successful and asset growth did normalize. Over the past four years, and most significantly, over the past six months, outflows have outpaced inflows. This is a destabilizing state of affairs, as we need to rebalance certain portfolios due to these ongoing net outflows. The purpose of reopening is to try to increase the gross inflows so that they can neutralize the gross outflows. In that sense, the purpose of reopening is not to grow assets. We want that growth ideally to strictly come from net asset value appreciation over time, in other words, from the performance of the Funds. We have no idea if gross inflows will pick up or not after the reopening. We will try to make sure that the new clients that may consider the Funds are fully aware of our unusual goals (in the long only space) discussed in An Owner’s Manual page at the beginning of this Annual Report. In our partnership with our shareholders, we want and need them to be fully on board.

4

Letter from the Portfolio Managers	IVA Funds

We hope that the recent pick up in volatility continues and that our stock picking will be good enough to deliver respectable returns in what might be a low return world for stocks and bonds in the next five years.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Charles de Lardemelle, Portfolio Manager

[a]	An upside capture ratio over 100 means that a Fund has outperformed the Index in up-market periods.

[b]	A downside capture ratio of less than 100 means that a Fund has outperformed the Index in down-market periods.

[c]
The Chicago Fed’s National Financial Conditions Index (NFCI) provides a comprehensive weekly update on U.S. financial conditions in money markets, debt and equity markets and the traditional and “shadow” banking systems. Positive values of the NFCI have been historically associated with tighter-than-average financial conditions, while negative values have been historically associated with looser-than-average financial conditions.

Total Returns as of 09/30/18	1 Year	5 Year*	10 Year/Since Inception* (10/1/08)
IVA Worldwide Fund A (no load)	3.25%	4.85%	8.24%
IVA Worldwide Fund A (with load)	-1.92%	3.78%	7.68%
MSCI All Country World Index	9.77%	8.67%	8.19%
IVA International Fund A (no load)	-1.07%	4.19%	7.75%
IVA International Fund A (with load)	-6.02%	3.12%	7.20%
MSCI All Country World Index (ex-U.S.)	1.76%	4.12%	5.18%

*Annualized

Past performance does not guarantee future results.

As of the most recent prospectus, the expense ratios for the funds are as follows: IVA Worldwide Fund: 1.25% (A shares); IVA International Fund: 1.25% (A Shares). Maximum sales charge for the A shares is 5.00%. Amounts redeemed within 30 days of purchase are subject to a 2.00% fee.

MSCI All Country World Index (Net) is an unmanaged index consisting of 47 country indices comprised of 23 developed and 24 emerging market country indices and is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI, Inc. and is not available for direct investment.

MSCI All Country World Index (ex-U.S.) (Net) is an unmanaged index consisting of 46 country indices comprised of 22 developed and 24 emerging market country indices and is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI, Inc. and is not available for direct investment.

5

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA Worldwide Fund

The IVA Worldwide Fund Class A, at net asset value, returned 3.25% over the one-year period ended September 30, 2018 compared to the MSCI All Country World Index (Net) (the “Index”) return of 9.77% over the same period.

Our equities were up 7.6% for the period. By country, the United States was the top contributor, adding 3.4%, led by some of our largest positions in the Fund: Mastercard Inc., Class ‘A’ (technology), Berkshire Hathaway Inc., Class ‘A’ and Class ‘B’ (holding company), Acuity Brands Inc. (industrials), Oracle Corp. (technology). Japan contributed 0.8%, led by Astellas Pharma Inc. (health care) and the Netherlands contributed 0.5%, led by Airbus SE (industrials). Our name in Ireland (AIB Group Plc) detracted -0.2% and our name in Bermuda (Jardine Strategic Holdings Ltd.) detracted -0.1%. South Korea also detracted -0.1%. By sector, industrials contributed the most, adding 1.3%. Technology contributed 1.2% and health care contributed 1.1%. Our names in consumer discretionary detracted the most, taking away -0.2%. Energy and telecommunication services each detracted -0.1%.

The top five individual equity contributors to return this period were: Astellas Pharma Inc. (Japan, health care), Mastercard Inc., Class ‘A’ (U.S., technology), Berkshire Hathaway Inc., Class ‘A’ and Class ‘B’ (U.S., holding company), Airbus SE (Netherlands, industrials), Acuity Brands Inc. (U.S., industrials). The top five individual detractors were: Miraca Holdings Inc. (Japan, health care), AIB Group Plc (Ireland, financials), Bolloré SA (France, industrials), Yahoo Japan Corp. (Japan, technology), Cimarex Energy Co. (U.S., energy).

Collectively, fixed income contributed 0.2%. Gold was down -6.9% and detracted -0.4%.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period – the Australian dollar, euro, Japanese yen and South Korean won. Our currency hedges contributed 0.01%. At the end of the period, our currency hedges were: 39% Australian dollar; 10% euro; 25% Japanese yen; 30% South Korean won.

6

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA International Fund

The IVA International Fund Class A, at net asset value, was down -1.07% over the one-year period ended September 30, 2018 compared to the MSCI All Country World Index (ex-U.S.) (Net) (the “Index”) return of 1.76% over the same period.

Our equities were up 0.1% for the period. By country, the Netherlands was the top contributor, adding 0.8%, led by Airbus SE (industrials). Mexico contributed 0.4% and Japan contributed 0.3%. China detracted the most, taking away -0.4%. Our name in Ireland (AIB Group Plc) and our names in India detracted a total of -0.6%. By sector, consumer discretionary was the largest detractor, taking away -1.3%, hurt most by Clear Media Ltd. (China), WPP Plc (United Kingdom) and Kangwon Land Inc. (South Korea). Technology detracted -0.8% and financials detracted -0.4%. Health care contributed the most, adding 1.4%, led by Astellas Pharma Inc. (Japan). Industrials contributed 0.7% and consumer staples contributed 0.4%.

The top five individual equity contributors to return this period were: Astellas Pharma Inc. (Japan, health care), Airbus SE (Netherlands, industrials), Rohto Pharmaceutical Co., Ltd. (Japan, health care), Alten SA (France, technology), Hyundai Elevator Co., Ltd. (South Korea, industrials). The top five individual detractors were: Miraca Holdings Inc. (Japan, health care), F@N Communications Inc. (Japan, technology), Clear Media Ltd. (China, consumer discretionary), AIB Group Plc (Ireland, financials), South Indian Bank Ltd. (India, financials).

Collectively, fixed income contributed 0.2%. Gold was down -6.9% and detracted -0.5%.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period – the Australian dollar, euro, Japanese yen and South Korean won. Our currency hedges contributed 0.1%. At the end of the period, our currency hedges were: 39% Australian dollar; 10% euro; 35% Japanese yen; 30% South Korean won.

Investment Risks: There are risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the board market may not recognize their intrinsic value.

7

IVA Worldwide Fund	IVA Funds
Performance (unaudited)	As of September 30, 2018

Average Annual Total Returns as of September 30, 2018	One Year	Five Year	Ten Year/Since Inception(a)

Class A	3.25%	4.85%	8.24%
Class A (with a 5% maximum initial sales charge)	-1.92%	3.78%	7.68%
Class C	2.47%	4.06%	7.42%
Class I	3.48%	5.10%	8.50%
MSCI All Country World Index (Net)(b)	9.77%	8.67%	8.19%
Consumer Price Index(c)	2.28%	1.52%	1.42%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)
The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2018. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. Amounts redeemed within 30 days of purchase are subject to a 2.00% fee. The expense ratios for the Fund are as follows: 1.25% (Class A shares); 2.00% (Class C shares); and 1.00% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2018. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

8

IVA Worldwide Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2018

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	5.3%

Berkshire Hathaway Inc., Class ‘A’, Class ‘B’	5.0%

Astellas Pharma Inc.	2.5%

Bureau Veritas SA	2.4%

Oracle Corp.	2.3%

Cimarex Energy Co.	2.2%

Nestlé SA	2.2%

Sodexo SA	2.1%

Mastercard Inc., Class ‘A’	2.0%

Acuity Brands Inc.	1.9%

Top 10 positions represent 27.9% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

9

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2018

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 56.3%

Bermuda | 0.6%
	1,370,900	Jardine Strategic Holdings Ltd.	$49,763,670

China | 0.7%
	146,289	Baidu Inc., ADR (a)	33,453,369

	15,637,640	Clear Media Ltd.	11,645,805

	64,776,000	Springland International Holdings Ltd.	14,149,464

			59,248,638

France | 7.3%
	525,109	Alten SA	54,017,475

	22,816,114	Bolloré SA	98,545,255

	7,343,120	Bureau Veritas SA	189,527,043

	1,369,041	Criteo SA, ADR (a)	31,405,801

	36,042	Financière de l’Odet SA	33,812,038

	13,429	Robertet SA	8,419,543

	54,686	Séché Environnement SA	1,707,967

	1,604,078	Sodexo SA	170,113,034
			587,548,156

Germany | 0.9%
	783,165	Bayerische Motoren Werke AG	70,661,244

Hong Kong | 0.2%
	10,586,158	Hongkong & Shanghai Hotels Ltd.	14,821,040

Ireland | 1.5%
	22,879,314	AIB Group Plc	117,147,409

Japan | 5.9%
	513,600	ASKUL Corp.	15,414,329

	11,351,400	Astellas Pharma Inc.	198,015,092

	427,300	Benesse Holdings Inc.	12,166,128

	579,900	F@N Communications Inc.	3,552,283

	190,000	FANUC Corp.	35,819,398

	403,500	Icom Inc.	8,757,534

	249,100	Medikit Co., Ltd.	13,417,462

	2,133,000	Miraca Holdings Inc.	55,474,520

	131,800	Nitto Kohki Co., Ltd.	3,060,099

	311,700	Okinawa Cellular Telephone Co.	11,275,189

	577,800	Rohto Pharmaceutical Co., Ltd.	20,290,636

	369,900	Seven & i Holdings Co., Ltd.	16,473,279

	315,900	Techno Medica Co., Ltd.	5,866,476

	1,135,500	Toho Co., Ltd.	35,628,036

	9,958,400	Yahoo Japan Corp.	35,847,435
			471,057,896

Malaysia | 0.4%
	24,561,200	Genting Malaysia Berhad	29,614,688

10	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2018

	SHARES	DESCRIPTION	FAIR VALUE

Mexico | 0.6%
	6,509,300	Kimberly-Clark de México SAB de CV, Class ‘A’	$11,547,972

	3,607,992	Promotora y Operadora de Infraestructura SAB de CV	38,403,117

			49,951,089

Netherlands | 2.8%
	1,074,995	Airbus SE	135,021,995

	2,767,069	Royal Boskalis Westminster N.V.	87,096,481

			222,118,476

Singapore | 0.4%
	25,663,099	First Resources Ltd.	31,537,988

South Africa | 0.3%
	3,290,360	Net 1 U.E.P.S. Technologies Inc. (a)(b)	26,322,880

South Korea | 5.4%
	750,135	Daou Technology Inc.	15,148,095

	402,476	Hyundai Mobis Co., Ltd.	82,726,642

	486,590	Hyundai Motor Co.	56,807,217

	3,836,832	Kangwon Land Inc.	99,271,651

	658,375	KT&G Corp.	61,727,293

	2,728,033	Samsung Electronics Co., Ltd.	114,236,766

			429,917,664

Switzerland | 3.4%
	536,283	Compagnie Financière Richemont SA	43,715,753

	2,140,563	Nestlé SA	178,460,225

	3,405,869	UBS Group AG	53,791,491

			275,967,469

Thailand | 0.1%
	32,930,400	Thaicom PCL	9,877,083

United Kingdom | 2.2%
	3,897,603	Antofagasta Plc	43,435,171

	1,961,697	HSBC Holdings Plc	17,125,959

	8,851,259	Millennium & Copthorne Hotels Plc	60,106,383

	3,646,023	WPP Plc	53,438,798

			174,106,311

United States | 23.3%
	955,129	Acuity Brands Inc.	150,146,279

	169,132	Adtalem Global Education Inc. (a)	8,152,162

	13,685	Alphabet Inc., Class ‘A’ (a)	16,518,890

	39,542	Alphabet Inc., Class ‘C’ (a)	47,192,191

	826,705	Amdocs Ltd.	54,545,996

	204,308	American Express Co.	21,756,759

See Notes to Financial Statements.	11

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2018

	SHARES		DESCRIPTION	FAIR VALUE

United States | 23.3% (continued)

	257,934		Aon Plc	$39,665,091

	257,558		Astronics Corp. (a)	11,203,773

	3,285,190		Bank of America Corp.	96,781,697

	1,074		Berkshire Hathaway Inc., Class ‘A’ (a)	343,680,054

	274,836		Berkshire Hathaway Inc., Class ‘B’ (a)	58,845,136

	1,916,630		Cimarex Energy Co.	178,131,592

	472,976		CVS Health Corp.	37,232,671

	631,299		DaVita Inc. (a)	45,219,947

	643,182		Expeditors International of Washington Inc.	47,293,173

	63,143		Goldman Sachs Group Inc.	14,159,186

	361,968		Marsh & McLennan Cos., Inc.	29,941,993

	721,226		Mastercard Inc., Class ‘A’	160,552,120

	5,766,360		News Corp., Class ‘A’	76,058,288

	1,160,519		News Corp., Class ‘B’	15,783,058

	326,406		Omnicom Group Inc.	22,202,136

	3,566,605		Oracle Corp.	183,894,154

	2,559,773		Qurate Retail Inc. (a)	56,852,558

	993,065		Schlumberger Ltd.	60,497,520

	234,426		Tiffany & Co.	30,233,921

	420,991		United Technologies Corp.	58,858,752

				1,865,399,097

Uruguay | 0.3%
	4,185,906		Arcos Dorados Holdings Inc., Class ‘A’	26,161,913

			TOTAL COMMON STOCKS
			(Cost — $3,158,930,730)	4,511,222,711

	PRINCIPAL
	AMOUNT

CORPORATE NOTES & BONDS – 2.1%

Norway | 0.0%
			Golden Close Maritime Corp. Ltd.,
	178,646	USD	8% due 3/29/2022 (12% PIK) (c)(d)	159,888

South Africa | 0.6%
			Gold Fields Orogen Holding (BVI) Ltd.,
	46,498,000	USD	4.875% due 10/7/2020 (d)	46,149,265

United Kingdom | 0.1%
			Ensco Plc:
	2,998,000	USD	4.5% due 10/1/2024	2,585,775

	5,742,000	USD	5.2% due 3/15/2025	5,017,072

				7,602,847

United States | 1.4%
	16,944,000	USD	Era Group Inc., 7.75% due 12/15/2022	16,795,740

			Intelsat Jackson Holdings SA:
	8,604,000	USD	7.5% due 4/1/2021	8,754,570

	29,142,000	USD	5.5% due 8/1/2023	26,941,779

12	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2018

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

United States | 1.4% (continued)

			Rowan Cos., Inc.:
	17,328,000	USD	4.875% due 6/1/2022	$16,721,520

	9,974,000	USD	4.75% due 1/15/2024	8,951,665

	24,488,000	USD	7.375% due 6/15/2025	24,549,220

	9,526,753	USD	Tidewater Inc., 8% due 8/1/2022	10,026,908

				112,741,402

			TOTAL CORPORATE NOTES & BONDS
			(Cost — $151,437,572)	166,653,402

CONVERTIBLE BONDS – 0.1%

Norway | 0.0%
			Golden Close Maritime Corp. Ltd.,
	523,946	USD	0% due 3/29/2022 (a)(d)	117,889

United Kingdom | 0.1%
			Ensco Jersey Finance Ltd.,
	9,696,000	USD	3% due 1/31/2024	9,678,082

			TOTAL CONVERTIBLE BONDS
			(Cost — $8,640,889)	9,795,971

	OUNCES
COMMODITIES – 5.3%
	355,154		Gold Bullion (a)	423,258,559

			TOTAL COMMODITIES
			(Cost — $493,642,126)	423,258,559

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 36.1%

Commercial Paper | 36.1%
			American Honda Finance Corp.,
	25,000,000	USD	2.0% due 10/5/2018 (d)	24,989,500

			Apple Inc.:
	50,000,000	USD	2.06% due 10/11/2018 (d)	49,961,090

	50,000,000	USD	2.08% due 11/1/2018 (d)	49,897,292

	50,000,000	USD	2.14% due 11/2/2018 (d)	49,894,174

	50,000,000	USD	2.15% due 11/6/2018 (d)	49,881,809

	50,000,000	USD	BASF SE, 2.02% due 10/9/2018 (d)	49,966,847

			Boeing Co.:
	25,000,000	USD	2.13% due 11/7/2018 (d)	24,938,806

	50,000,000	USD	2.2% due 11/20/2018 (d)	49,836,510

	50,000,000	USD	Cisco Systems Inc., 2% due 10/3/2018 (d)	49,985,173

	23,400,000	USD	Coca-Cola Co., 2.09% due 10/30/2018 (d)	23,354,386

			Diageo Capital Plc:
	74,700,000	USD	2.3% due 10/5/2018 (d)	74,666,011

	90,000,000	USD	2.25% due 10/9/2018 (d)	89,934,137

See Notes to Financial Statements.	13

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2018

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 36.1% (continued)

			E.I. Du Pont de Nemours & Co.:
	10,400,000	USD	2.19% due 10/5/2018 (d)	$10,395,207

	35,000,000	USD	2.31% due 10/17/2018 (d)	34,955,500

			Engie SA:
	96,000,000	USD	1.95% due 10/2/2018 (d)	95,976,822

	20,000,000	USD	1.95% due 10/3/2018 (d)	19,993,958

	51,300,000	USD	2.0% due 10/22/2018 (d)	51,224,555

	50,000,000	USD	2.07% due 10/23/2018 (d)	49,923,368

	11,580,000	USD	2.0% due 10/26/2018 (d)	11,560,104

	38,420,000	USD	2.11% due 10/26/2018 (d)	38,353,990

			Essilor International SA:
	40,000,000	USD	1.98% due 10/5/2018 (d)	39,983,044

	20,000,000	USD	1.98% due 10/10/2018 (d)	19,985,380

	10,000,000	USD	1.98% due 10/17/2018 (d)	9,988,373

	75,000,000	USD	2.1% due 10/22/2018 (d)	74,889,700

	10,000,000	USD	2.03% due 10/23/2018 (d)	9,984,674

	30,000,000	USD	2.12% due 10/23/2018 (d)	29,954,021

	30,000,000	USD	2.2% due 10/30/2018 (d)	29,941,013

			Exxon Mobil Corp.:
	50,000,000	USD	1.98% due 10/1/2018	49,991,250

	50,000,000	USD	1.98% due 10/4/2018	49,982,441

	2,300,000	USD	2.04% due 10/9/2018	2,298,512

			GlaxoSmithKline LLC:
	50,000,000	USD	2.1% due 10/15/2018 (d)	49,945,907

	50,000,000	USD	2.1% due 10/17/2018 (d)	49,939,490

	50,000,000	USD	2.05% due 10/18/2018 (d)	49,936,306

	50,000,000	USD	2.07% due 10/18/2018 (d)	49,936,306

	50,000,000	USD	2.1% due 10/19/2018 (d)	49,933,092

	40,000,000	USD	2.13% due 10/22/2018 (d)	39,939,120

	18,300,000	USD	2.1% due 10/23/2018 (d)	18,271,038

			Henkel Corp.:
	50,000,000	USD	2.1% due 10/29/2018 (d)	49,904,804

	25,000,000	USD	2.13% due 11/14/2018 (d)	24,927,313

			Lockheed Martin Corp.,
	50,000,000	USD	2.35% due 10/1/2018 (d)	49,990,104

			LVMH Moët Hennessy Louis Vuitton SE:
	30,000,000	USD	2.08% due 10/12/2018 (d)	29,974,007

	41,000,000	USD	2.1% due 10/12/2018 (d)	40,964,476

	40,000,000	USD	2.19% due 10/25/2018 (d)	39,932,860

			Merck & Co. Inc.:
	50,000,000	USD	1.96% due 10/9/2018 (d)	49,967,153

	50,000,000	USD	1.96% due 10/12/2018 (d)	49,958,058

	50,000,000	USD	1.96% due 10/15/2018 (d)	49,948,976

	50,000,000	USD	2.0% due 10/16/2018 (d)	49,945,950

	30,000,000	USD	2.05% due 10/24/2018 (d)	29,953,048

			Mondelez International Inc.,
	12,000,000	USD	2.31% due 10/18/2018 (d)	11,983,700

14	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2018

	PRINCIPAL
	AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper | 36.1% (continued)

			Nestlé Capital Corp.,
	50,000,000	USD	1.97% due 10/5/2018 (d)	$49,979,389

			Novartis Finance Corp.:
	50,000,000	USD	2.0% due 10/1/2018 (d)	49,991,125

	15,000,000	USD	1.98% due 10/2/2018 (d)	14,996,445

	20,000,000	USD	1.98% due 10/9/2018 (d)	19,986,861

	40,000,000	USD	2.02% due 10/9/2018 (d)	39,973,722

	75,000,000	USD	2.02% due 10/10/2018 (d)	74,946,175

	30,000,000	USD	2.04% due 10/10/2018 (d)	29,978,470

	15,000,000	USD	2.03% due 10/15/2018 (d)	14,984,693

	50,000,000	USD	2.04% due 10/16/2018 (d)	49,945,950

			Roche Holdings, Inc.:
	20,000,000	USD	1.97% due 10/4/2018 (d)	19,992,877

	50,000,000	USD	1.98% due 10/4/2018 (d)	49,982,191

	20,000,000	USD	1.98% due 10/10/2018 (d)	19,985,647

			Sanofi SA:
	50,000,000	USD	2.17% due 11/9/2018 (d)	49,871,084

	50,000,000	USD	2.18% due 11/26/2018 (d)	49,816,527

			Total Fina Elf Capital SA,
	4,400,000	USD	2.13% due 10/1/2018 (d)	4,399,210

			United Parcel Service Inc.:
	50,000,000	USD	1.86% due 10/3/2018 (d)	49,985,347

	6,300,000	USD	1.95% due 10/23/2018 (d)	6,290,799

	43,700,000	USD	2.02% due 10/23/2018 (d)	43,636,180

	16,900,000	USD	2.0% due 11/1/2018 (d)	16,866,641

	33,100,000	USD	2.08% due 11/1/2018 (d)	33,034,664

			Wal-Mart Stores Inc.:
	50,000,000	USD	1.98% due 10/2/2018 (d)	49,988,083

	23,500,000	USD	1.99% due 10/9/2018 (d)	23,484,346

	59,800,000	USD	2.07% due 10/9/2018 (d)	59,760,167

	9,600,000	USD	2.1% due 10/22/2018 (d)	9,585,946

	60,900,000	USD	2.1% due 10/23/2018 (d)	60,807,085

				2,894,308,979

Treasury Bills | 0.0%
	4,000,000	USD	U.S. Treasury Bill, due 12/6/2018 (e)	3,984,435

			TOTAL SHORT-TERM INVESTMENTS
			(Cost — $2,898,959,953)	2,898,293,414

			TOTAL INVESTMENTS — 99.9%
			(Cost — $6,711,611,270)	8,009,224,057

			Other Assets In Excess of
			Liabilities — 0.1%	8,088,122

			TOTAL NET ASSETS — 100.0%	$8,017,312,179

See Notes to Financial Statements.	15

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2018

The IVA Worldwide Fund had the following open forward foreign currency contracts at September 30, 2018:

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER 30,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2018	APPRECIATION

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	12/06/2018	AUD 49,019,000	$35,740,986	$35,449,668	$291,318

	State Street
	Bank &
euro	Trust Co.	12/06/2018	EUR 85,084,000	99,907,420	99,298,765	608,655

	State Street
Japanese	Bank &
yen	Trust Co.	12/06/2018	JPY 13,452,600,000	121,516,180	118,969,493	2,546,687

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$3,446,660

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER 30,	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	2018	DEPRECIATION

Contracts to Sell:
South	State Street
Korean	Bank &
won	Trust Co.	10/10/2018	KRW 141,412,000,000	$126,992,052	$127,461,355	$(469,303)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(469,303)

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
PIK	—	Payment-in-kind
USD	—	United States dollar

16	See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2018

(a)	Non-income producing investment.
(b)
Issuer of the security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES	FAIR
	HELD AT			HELD AT	VALUE AT		CHANGE IN
	SEPTEMBER	SHARE	SHARE	SEPTEMBER	SEPTEMBER	REALIZED	UNREALIZED	DIVIDEND
SECURITY	30, 2017	ADDITIONS	REDUCTIONS	30, 2018	30, 2018	GAIN	DEPRECIATION	INCOME*

Net 1 U.E.P.S.
Technologies
Inc.**	2,535,416	754,944	—	3,290,360	$26,322,880	—	$ (5,230,171)	—

*	Dividend income is gross of withholding taxes.
**	Non-affiliated at September 30, 2017.

(c)	Payment-in-kind security for which the issuer may pay interest with additional debt securities or cash.
(d)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(e)
This security is held at the custodian as collateral for forward foreign currency contracts sold. As of September 30, 2018, portfolio securities valued at $3,984,435 were segregated, of which $469,303 is used to cover collateral requirements.

See Notes to Financial Statements.	17

IVA International Fund	IVA Funds
Performance (unaudited)	As of September 30, 2018

Average Annual Total Returns as of September 30, 2018	One Year	Five Year	Ten Year/Since Inception(a)

Class A	-1.07%	4.19%	7.75%
Class A (with a 5% maximum initial sales charge)	-6.02%	3.12%	7.20%
Class C	-1.82%	3.41%	6.94%
Class I	-0.77%	4.46%	8.02%
MSCI All Country World (ex-U.S.) Index (Net)(b)	1.76%	4.12%	5.18%
Consumer Price Index(c)	2.28%	1.52%	1.42%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)
The MSCI All Country World (ex-U.S.) Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)
The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)
Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2018. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. Amounts redeemed within 30 days of purchase are subject to a 2.00% fee. The expense ratios for the Fund are as follows: 1.25% (Class A shares); 2.00% (Class C shares); and 1.00% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2018. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

18

IVA International Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2018

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Gold Bullion	6.6%

Bureau Veritas SA	3.8%

Sodexo SA	3.2%

Astellas Pharma Inc.	3.1%

Airbus SE	2.7%

Nestlé SA	2.7%

Samsung Electronics Co., Ltd.	2.4%

AIB Group Plc	2.3%

Kangwon Land Inc.	2.1%

Royal Boskalis Westminster N.V.	1.9%

Top 10 positions represent 30.8% of total net assets.
(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

19

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2018

	SHARES	DESCRIPTION	FAIR VALUE

COMMON STOCKS – 71.9%

Australia | 0.3%
	17,883,776	WPP AUNZ Ltd.	$11,117,466

Belgium | 0.4%
	314,467	D’Ieteren SA/NV	13,845,049

Bermuda | 0.9%
	964,726	Jardine Strategic Holdings Ltd.	35,019,554

Brazil | 0.3%
	1,820,700	TOTVS SA	11,406,002

Canada | 0.3%
	3,307,348	Uranium Participation Corp. (a)	11,829,790

Chile | 0.4%
	545,386	Compañía Cervecerías Unidas SA, ADR	15,216,269

China | 2.3%
	127,495	Baidu Inc., ADR (a)	29,155,557

	40,065,030	Clear Media Ltd. (b)	29,837,593

	59,788,000	Phoenix Media Investment (Holdings) Ltd.	5,193,411

	2,342,006	Phoenix New Media Ltd., ADR (a)	9,883,265

	66,855,000	Springland International Holdings Ltd.	14,603,595

			88,673,421

France | 12.0%
	500,332	Alten SA	51,468,688

	13,014,649	Bolloré SA	56,211,672

	5,710,740	Bureau Veritas SA	147,395,067

	1,308,577	Criteo SA, ADR (a)	30,018,756

	81,909	DOM Security SA	5,820,150

	29,666	Financière de l’Odet SA	27,830,528

	13,422	Robertet SA	8,415,155

	5,830	Robertet SA-CI	2,639,881

	296,856	Séché Environnement SA	9,271,483

	1,165,664	Sodexo SA	123,619,075

			462,690,455

Germany | 1.3%
	543,261	Bayerische Motoren Werke AG	49,015,850

Hong Kong | 1.2%
	51,262,000	APT Satellite Holdings Ltd. (b)	18,466,068

		Asia Satellite Telecommunications
	15,821,000	Holdings Ltd.	12,368,445

	10,351,416	Hongkong & Shanghai Hotels Ltd.	14,492,392

			45,326,905

20	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2018

	SHARES	DESCRIPTION	FAIR VALUE

India | 0.7%
	420,688	Bajaj Holdings and Investment Ltd.	$17,880,255

	46,580,754	South Indian Bank Ltd.	8,482,080

			26,362,335

Indonesia | 0.2%
	285,508,500	PT Bank Bukopin Tbk (a)	6,859,178

Ireland | 2.3%
	17,142,451	AIB Group Plc	87,773,336

Japan | 14.0%
	459,270	Arcland Sakamoto Co., Ltd.	6,249,176

	510,600	ASKUL Corp.	15,324,291

	158,600	As One Corp.	11,851,030

	6,776,900	Astellas Pharma Inc.	118,217,002

	72,900	The Bank of Okinawa Ltd.	2,579,282

	322,800	Benesse Holdings Inc.	9,190,794

	638,200	Doshisha Co., Ltd.	13,244,813

	581,100	EPS Holdings Inc.	12,387,117

	4,019,800	F@N Communications Inc. (b)	24,624,017

	144,200	FANUC Corp.	27,185,038

	1,608,200	Fujitec Co., Ltd.	21,556,844

	1,148,900	Hi-Lex Corp.	25,633,352

	370,900	Icom Inc.	8,049,986

	105,900	Medikit Co., Ltd.	5,704,172

	1,699,600	Miraca Holdings Inc.	44,202,764

	217,900	Nitto Kohki Co., Ltd.	5,059,146

	265,700	Okinawa Cellular Telephone Co.	9,611,222

	545,200	Retail Partners Co., Ltd.	7,140,095

	588,400	Rohto Pharmaceutical Co., Ltd.	20,662,876

	356,700	San-A Co., Ltd.	15,948,213

	10,500	Secom Joshinetsu Co., Ltd.	316,516

	272,700	Seven & i Holdings Co., Ltd.	12,144,534

	489,675	Shingakukai Co., Ltd.	2,762,557

	297,050	Shofu Inc.	3,584,365

	900	SK Kaken Co., Ltd.	375,858

	349,500	Sumitomo Seika Chemicals Co., Ltd.	19,625,154

	556,900	Techno Medica Co., Ltd. (b)	10,342,008

	973,100	Toho Co., Ltd.	30,532,490

	252,200	Transcosmos Inc.	6,381,579

	8,366,000	Yahoo Japan Corp.	30,115,244

	811,800	Yondoshi Holdings Inc.	16,997,643

			537,599,178

Malaysia | 0.8%
	24,917,600	Genting Malaysia Berhad	30,044,418

See Notes to Financial Statements.	21

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2018

	SHARES	DESCRIPTION	FAIR VALUE

Mexico | 2.8%
	1,903,072	Corporativo Fragua, SAB de CV	$26,745,107

	11,745,212	Grupo Comercial Chedraui SAB de CV	26,253,191

	5,315,700	Kimberly-Clark de México SAB de CV, Class ‘A’	9,430,440

		Promotora y Operadora de
	2,801,240	Infraestructura SAB de CV	29,816,127

	5,496,800	Quálitas Controladora, SAB de CV	14,609,962

			106,854,827

Netherlands | 4.5%
	824,193	Airbus SE	103,520,652

	2,282,221	Royal Boskalis Westminster N.V.	71,835,367

			175,356,019

Singapore | 3.2%
	44,936,800	First Resources Ltd.	55,223,894

	6,959,020	Haw Par Corp. Ltd.	68,773,169

			123,997,063

South Africa | 0.5%
	2,536,102	Net 1 U.E.P.S. Technologies Inc. (a)	20,288,816

South Korea | 10.7%
	1,232,107	Daou Technology Inc.	24,880,953

	205,222	DONGKOOK Pharmaceutical Co., Ltd.	12,136,636

	99,398	Fursys Inc.	2,697,209

	277,484	Hyundai Mobis Co., Ltd.	57,035,251

	284,938	Hyundai Motor Co.	33,265,243

	3,106,120	Kangwon Land Inc.	80,365,692

	133,549	KIWOOM Securities Co., Ltd.	11,738,587

	611,781	KT&G Corp.	57,358,777

	776,276	Kyungdong Pharm Co. Ltd.	9,237,632

	2,222,459	Samsung Electronics Co., Ltd.	93,065,784

	1,607,014	WHANIN Pharmaceutical Co., Ltd. (b)	31,003,020

			412,784,784

Switzerland | 4.6%
	374,813	Compagnie Financière Richemont SA	30,553,332

	1,256,118	Nestlé SA	104,723,430

	2,723,056	UBS Group AG	43,007,304

			178,284,066

Thailand | 0.2%
	30,705,300	Thaicom PCL	9,209,691

United Kingdom | 4.5%
	3,107,836	Antofagasta Plc	34,633,950

	35,391,586	Avanti Communications Group Plc (a)	2,352,600

	2,210,710	HSBC Holdings Plc	19,299,886

	479,675	Jardine Lloyd Thompson Group Plc	11,853,954

	6,634,618	Millennium & Copthorne Hotels Plc	45,053,804

22	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2018

	SHARES	DESCRIPTION	FAIR VALUE

United Kingdom | 4.5% (continued)

	6,833,682	Mitie Group Plc	$13,066,603

	3,180,590	WPP Plc	46,617,069

			172,877,866

United States | 3.0%
	3,059,411	News Corp., Class ‘A’	40,353,631

	1,201,883	News Corp., Class ‘B’	16,345,609

	950,418	Schlumberger Ltd.	57,899,465

			114,598,705

Uruguay | 0.5%
	3,042,492	Arcos Dorados Holdings Inc., Class ‘A’	19,015,575

		TOTAL COMMON STOCKS
		(Cost — $2,429,550,112)	2,766,046,618

PREFERRED STOCKS – 0.6%

Germany | 0.6%
	59,383	KSB SE & Co. KgaA Vorzug (c)	21,442,411

		TOTAL PREFERRED STOCKS
		(Cost — $23,664,450)	21,442,411

	PRINCIPAL
	AMOUNT
CORPORATE NOTES & BONDS – 2.0%

Norway | 0.0%
		Golden Close Maritime Corp. Ltd.,
	85,905 USD	8% due 3/29/2022 (12% PIK) (d)(e)	76,885

South Africa | 0.6%
		Gold Fields Orogen Holding (BVI) Ltd.,
	23,118,000 USD	4.875% due 10/7/2020 (e)	22,944,615

United Kingdom | 0.3%
		Avanti Communications Group Plc,
	6,090,745 USD	9% due 10/1/2022 (9% PIK) (d)(e)	4,324,429

		Ensco Plc:
	3,581,000 USD	4.5% due 10/1/2024	3,088,612

	6,857,000 USD	5.2% due 3/15/2025	5,991,304

			13,404,345

United States | 1.1%
		Intelsat Jackson Holdings SA:
	4,096,000 USD	7.5% due 4/1/2021	4,167,680

	13,873,000 USD	5.5% due 8/1/2023	12,825,588

		Rowan Cos., Inc.:
	8,168,000 USD	4.875% due 6/1/2022	7,882,120

	4,796,000 USD	4.75% due 1/15/2024	4,304,410

	12,403,000 USD	7.375% due 6/15/2025	12,434,008

			41,613,806

		TOTAL CORPORATE NOTES & BONDS
		(Cost — $72,639,346)	78,039,651

See Notes to Financial Statements.	23

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2018

	PRINCIPAL
	AMOUNT	DESCRIPTION	FAIR VALUE

CONVERTIBLE BONDS – 0.4%

Norway | 0.0%
		Golden Close Maritime Corp. Ltd.,
	251,952 USD	0% due 3/29/2022 (a)(e)	$56,690

United Kingdom | 0.4%
		Ensco Jersey Finance Ltd.,
	15,059,000 USD	3% due 1/31/2024	15,031,171

		TOTAL CONVERTIBLE BONDS
		(Cost — $13,069,212)	15,087,861

SUPRANATIONAL BONDS – 0.1%

Luxembourg | 0.1%
		European Investment Bank,
	37,500,000 NOK	1.125% due 5/15/2020	4,602,694

		TOTAL SUPRANATIONAL BONDS
		(Cost — $4,560,765)	4,602,694

	OUNCES
COMMODITIES – 6.6%
	213,600	Gold Bullion (a)	254,559,678

		TOTAL COMMODITIES
		(Cost — $299,680,604)	254,559,678

	PRINCIPAL
	AMOUNT
SHORT-TERM INVESTMENTS – 18.1%

Commercial Paper | 18.0%
		Apple Inc.:
	25,000,000 USD	2.06% due 10/11/2018 (e)	24,980,545

	25,000,000 USD	2.08% due 11/1/2018 (e)	24,948,646

	25,000,000 USD	2.14% due 11/2/2018 (e)	24,947,087

	25,000,000 USD	Cisco Systems Inc., 2.0% due 10/3/2018 (e)	24,992,587

		Diageo Capital Plc:
	27,500,000 USD	2.3% due 10/5/2018 (e)	27,487,488

	10,800,000 USD	2.25% due 10/9/2018 (e)	10,792,096

	23,100,000 USD	Dow Chemical Co., 2.19% due 10/1/2018	23,095,428

		E.I. Du Pont de Nemours & Co.:
	25,000,000 USD	2.17% due 10/4/2018 (e)	24,990,150

	2,500,000 USD	2.19% due 10/5/2018 (e)	2,498,848

	1,600,000 USD	2.24% due 10/10/2018 (e)	1,598,720

		Engie SA:
	5,000,000 USD	1.95% due 10/2/2018 (e)	4,998,793

	26,900,000 USD	2.07% due 10/23/2018 (e)	26,858,772

		Exxon Mobil Corp.:
	25,000,000 USD	1.98% due 10/1/2018	24,995,625

	4,300,000 USD	2.04% due 10/9/2018	4,297,217

24	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2018

	PRINCIPAL
	AMOUNT	DESCRIPTION	FAIR VALUE

Commercial Paper | 18.0% (continued)

		GlaxoSmithKline LLC:
	25,000,000 USD	2.1% due 10/15/2018 (e)	$24,972,954

	25,000,000 USD	2.1% due 10/17/2018 (e)	24,969,745

	31,700,000 USD	2.1% due 10/23/2018 (e)	31,649,830

	20,900,000 USD	2.13% due 10/25/2018 (e)	20,864,402

		Lockheed Martin Corp.,
	25,000,000 USD	2.35% due 10/1/2018 (e)	24,995,052

		Merck & Co. Inc.:
	20,300,000 USD	1.96% due 10/10/2018 (e)	20,285,431

	25,000,000 USD	1.96% due 10/12/2018 (e)	24,979,029

	25,000,000 USD	2.0% due 10/16/2018 (e)	24,972,975

	49,100,000 USD	2.04% due 11/5/2018 (e)	48,987,793

		Novartis Finance Corp.,
	25,000,000 USD	2.15% due 10/15/2018 (e)	24,974,488

		Procter & Gamble Co.:
	50,000,000 USD	1.95% due 10/2/2018 (e)	49,988,150

	19,700,000 USD	2% due 10/4/2018 (e)	19,692,984

	25,000,000 USD	Roche Holdings, Inc.,
		2.09% due 10/19/2018 (e)	24,968,442

		Wal-Mart Stores Inc.:
	34,000,000 USD	1.99% due 10/9/2018 (e)	33,977,352

	18,900,000 USD	2.07% due 10/22/2018 (e)	18,872,330

	21,900,000 USD	2.1% due 10/22/2018 (e)	21,867,938

		WEC Energy Group Inc.,
	1,600,000 USD	2.3% due 10/5/2018 (e)	1,599,253

			694,100,150

Treasury Bills | 0.1%
	4,000,000 USD	U.S. Treasury Bill, due 12/6/2018 (f)	3,984,435

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $698,245,238)	698,084,585

		TOTAL INVESTMENTS — 99.7%
		(Cost — $3,541,409,727)	3,837,863,498

		Other Assets In Excess of
		Liabilities — 0.3%	11,187,742

		TOTAL NET ASSETS — 100.0%	$3,849,051,240

See Notes to Financial Statements.	25

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2018

The IVA International Fund had the following open forward foreign currency contracts at September 30, 2018:
					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	30, 2018	APPRECIATION

Contracts to Sell:
	State Street
Australian	Bank &
dollar	Trust Co.	12/06/2018	AUD 36,709,000	$26,755,892	$26,547,295	$208,597

	State Street
	Bank &
euro	Trust Co.	12/06/2018	EUR 70,290,000	82,535,994	82,033,170	502,824

	State Street
Japanese	Bank &
yen	Trust Co.	12/06/2018	JPY 21,355,600,000	192,894,389	188,860,511	4,033,878

Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$4,745,299

					USD
		SETTLEMENT	LOCAL		VALUE AT	NET
FOREIGN		DATES	CURRENCY	USD	SEPTEMBER	UNREALIZED
CURRENCY	COUNTERPARTY	THROUGH	AMOUNT	EQUIVALENT	30, 2018	DEPRECIATION

Contracts to Sell:
South	State Street
Korean	Bank &
won	Trust Co.	10/10/2018	KRW 137,295,000,000	$123,300,548	$123,750,506	$(449,958)

Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(449,958)

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
AUD	—	Australian dollar
CI	—	Investment certificates (non-voting)
EUR	—	euro
JPY	—	Japanese yen
KRW	—	South Korean won
NOK	—	Norwegian krone
PIK	—	Payment-in-kind
USD	—	United States dollar

26	See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2018

(a)	Non-income producing investment.
(b)
Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates
	SHARES			SHARES	FAIR VALUE		CHANGE IN
	HELD AT			HELD AT	AT		UNREALIZED
	SEPTEMBER	SHARE	SHARE	SEPTEMBER	SEPTEMBER	REALIZED	APPRECIATION /	DIVIDEND
SECURITY	30, 2017	ADDITIONS	REDUCTIONS	30, 2018	30, 2018	GAIN	(DEPRECIATION)	INCOME*

APT Satellite
Holdings
Ltd.**	40,491,000	10,771,000	—	51,262,000	$18,466,068	—	$(5,388,142)	$948,502

Clear Media
Ltd.	40,065,030	—	—	40,065,030	29,837,593	—	(16,425,217)	868,137

DOM Security
SA***	160,250	—	78,341	81,909	—	$4,769,095	—	319,641

F@N
Communications
Inc.**	3,598,100	421,700	—	4,019,800	24,624,017	—	(18,470,827)	603,388

Techno Medica
Co., Ltd.	556,900	—	—	556,900	10,342,008	—	740,711	234,265

WHANIN
Pharmaceutical
Co., Ltd.	816,196	790,818	—	1,607,014	31,003,020	—	(30,808)	324,245

Total					$114,272,706	$4,769,095	$(39,574,283)	$3,298,178

*	Dividend income is gross of withholding taxes.
**	Non-affiliated at September 30, 2017.
***	Non-affiliated at September 30, 2018.

(c)	Cumulative redeemable preferred stock. The date shown represents the first optional call date.
(d)	Payment-in-kind security for which the issuer may pay interest with additional debt securities or cash.
(e)
Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.

(f)
This security is held at the custodian as collateral for forward foreign currency contracts sold. As of September 30, 2018, portfolio securities valued at $3,984,435 were segregated, of which $449,958 is used to cover collateral requirements.

See Notes to Financial Statements.	27

Statements of Assets and Liabilities	IVA Funds

September 30, 2018

	IVA	IVA
	Worldwide	International
	Fund	Fund

Assets:
Long-term investments, at cost:
Non-affiliated securities	$3,290,406,255	$2,423,945,075

Affiliated securities	28,602,936	119,538,810

Commodities	493,642,126	299,680,604

Short-term investments, at cost	2,894,975,239	694,260,524

Collateral for open foreign forward currency contracts, at cost	3,984,714	3,984,714

Foreign currency, at cost	240,820	182,683

Long-term investments, at fair value:
Non-affiliated securities	$4,661,349,204	$2,770,946,529

Affiliated securities	26,322,880	114,272,706

Commodities	423,258,559	254,559,678

Short-term investments, at fair value	2,894,308,979	694,100,150

Collateral for open foreign forward currency contracts, at fair value	3,984,435	3,984,435

Foreign currency, at fair value	239,964	182,034

Cash	578,362	481,799

Dividends and interest receivable	12,935,678	11,172,759

Receivable for fund shares sold	5,192,558	1,128,378

Unrealized appreciation on open forward foreign currency contracts	3,446,660	4,745,299

Receivable for investments sold	2,998,111	3,155,374

Prepaid expenses	2,791	1,407

Total assets	$8,034,618,181	$3,858,730,548
Liabilities:
Payable for fund shares repurchased	$5,360,339	$2,427,838

Payable for investments purchased	3,306,356	3,147,321

Accrued investment advisory fees	5,936,839	2,848,051

Accrued distribution and service fees	813,963	71,340

Unrealized depreciation on open forward foreign currency contracts	469,303	449,958

Accrued expenses and other liabilities	1,419,202	734,800

Total liabilities	17,306,002	9,679,308

Net Assets	$8,017,312,179	$3,849,051,240

Net Assets Consist of:
Par value ($0.001 per share)	$422,241	$222,887

Additional paid-in-capital	6,292,545,412	3,407,454,879

Total distributable earnings	1,724,344,526	441,373,474

Net Assets	$8,017,312,179	$3,849,051,240

Net Asset Value Per Share:
Class A
Net assets	$1,159,021,808	$181,208,667

Shares outstanding	61,108,837	10,518,413

Net asset value per share	$18.97	$17.23

Maximum offering price per share (with a maximum initial
sales charge of 5.00%)	$19.97	$18.14

Class C
Net assets	$691,500,922	$40,508,511

Shares outstanding	37,419,368	2,403,913

Net asset value per share	$18.48	$16.85

Class I
Net assets	$6,166,789,449	$3,627,334,062

Shares outstanding	323,713,240	209,965,112

Net asset value per share	$19.05	$17.28

28	See Notes to Financial Statements.

Statements of Operations	IVA Funds

For the Year Ended September 30, 2018

	IVA	IVA
	Worldwide	International
	Fund	Fund

Investment Income:
Interest	$66,585,134	$24,184,459

Dividends:
Non-affiliated securities	78,428,281	60,394,349

Affiliated securities	—	3,298,178

Other income	88,489	21,287

Less: Foreign taxes withheld	(6,321,356)	(5,443,303)

Total income	138,780,548	82,454,970

Expenses:
Investment advisory fees	74,026,844	37,107,866

Distribution and service fees:
Class A	3,292,937	576,349

Class C	7,853,100	516,064

Trustee fees	283,855	141,415

Other expenses	7,658,015	4,128,327

Total expenses	93,114,751	42,470,021

Net investment income	45,665,797	39,984,949

Net Realized and Change in Unrealized Gain (Loss)
on Investments and Foreign Currency including
Forward Foreign Currency Contracts:
Net realized gain (loss) on:
Investments:
Non-affiliated securities	449,932,972	164,109,163

Affiliated securities	—	4,769,095

Commodities	(3,990,361)	(702,670)

Forward foreign currency contracts and other
foreign currency transactions	7,426,143	9,159,908

Net realized gain	453,368,754	177,335,496

Net change in unrealized appreciation
(depreciation) from:
Investments from:
Non-affiliated investments (net of change in foreign
capital gains tax of $0 and ($403,044), respectively)	(215,881,619)	(205,142,290)

Affiliated investments	(5,230,171)	(39,574,283)

Forward foreign currency contracts and other
foreign currency translation	(2,743,871)	(2,354,705)

Net change in unrealized appreciation (depreciation)	(223,855,661)	(247,071,278)

Net realized and change in unrealized gain (loss) on
investments and foreign currency including
forward foreign currency contracts	229,513,093	(69,735,782)

Increase (decrease) in net assets resulting from operations	$275,178,890	$(29,750,833)

See Notes to Financial Statements.	29

Statements of Changes in Net Assets	IVA Funds

	IVA Worldwide Fund		IVA International Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2018	2017

Operations:
Net investment income	$45,665,797	$24,517,493	$39,984,949	$27,902,005

Net realized gain	453,368,754	257,813,336	177,335,496	87,142,584

Net change in net unrealized
appreciation (depreciation)	(223,855,661)	581,100,166	(247,071,278)	340,641,579

Increase (decrease) in net assets
resulting from operations	275,178,890	863,430,995	(29,750,833)	455,686,168

Decrease in net assets resulting
from distributions	(270,021,297)	(92,651,833)[a]	(150,116,202)	(55,345,535)[b]

Capital Share Transactions:
Proceeds from shares sold	1,266,049,192	1,105,685,568	592,354,869	540,588,810

Reinvestment of distributions	226,638,792	77,811,419	129,510,998	48,144,225

Cost of shares repurchased	(1,710,878,886)	(2,000,869,455)	(896,001,693)	(776,562,572)

Decrease in net assets from
capital share transactions	(218,190,902)	(817,372,468)	(174,135,826)	(187,829,537)

Increase (decrease) in net assets	(213,033,309)	(46,593,306)	(354,002,861)	212,511,096

Net Assets:
Beginning of year	$8,230,345,488	$8,276,938,794	$4,203,054,101	$3,990,543,005

End of year	$8,017,312,179	$8,230,345,488 [c]	$3,849,051,240	$4,203,054,101 [d]

The following footnotes have been presented to provide a comparative view of the Financial Statements as of September 30, 2018.
(a)	Distributions include $17,728,642, $11,449,984 and $63,473,207 from net realized gains on investments for Class A, Class C, and Class I, respectively.
(b)
Distributions include $525,799 and $15,088,423 from net investment income for Class A and Class I, respectively, and $2,849,058, $687,112 and $36,195,143 from net realized gains on investments for Class A, Class C, and Class I, respectively.

(c)	Undistributed net investment income for the year ended September 30, 2017 was $6,671,430.
(d)	Undistributed net investment income for the year ended September 30, 2017 was $13,969,335.

30	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2018	2017	2016	2015	2014

Net asset value, beginning
of year	$18.96	$17.26	$16.87	$18.54	$17.91

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.08	0.04	0.09	0.02	0.03
Net realized and unrealized
gain (loss)	0.53	1.86	1.01	(0.77)	1.35

Increase (decrease) from
investment operations	0.61	1.90	1.10	(0.75)	1.38

Decrease from distributions:
Net investment income	(0.03)	—	(0.23)	(0.21)	(0.20)
Net realized gain on investments	(0.57)	(0.20)	(0.48)	(0.71)	(0.55)

Decrease from distributions	(0.60)	(0.20)	(0.71)	(0.92)	(0.75)

Net asset value, end of year	$18.97	$18.96	$17.26	$16.87	$18.54

Total return(c)	3.25%	11.12%	6.75%	(4.21)%	8.00%
Ratios to average net assets:
Operating expenses	1.25%	1.25%	1.25%	1.25%	1.26%
Net investment income	0.41%	0.21%	0.52%	0.09%	0.14%
Supplemental data:
Portfolio turnover rate	25.0%	13.9%	29.7%	30.3%	22.5%
Net assets, end of year (000’s)	$1,159,022	$1,512,543	$1,587,209	$1,815,439	$2,083,683

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

See Notes to Financial Statements.	31

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2018	2017	2016	2015	2014

Net asset value, beginning
of year	$18.59	$17.05	$16.67	$18.33	$17.71

Increase (decrease) from
investment operations:(a)
Net investment loss(b)	(0.06)	(0.10)	(0.04)	(0.12)	(0.11)
Net realized and unrealized
gain (loss)	0.52	1.84	1.00	(0.76)	1.35

Increase (decrease) from
investment operations	0.46	1.74	0.96	(0.88)	1.24

Decrease from distributions:
Net investment income	—	—	(0.10)	(0.07)	(0.07)
Net realized gain on investments	(0.57)	(0.20)	(0.48)	(0.71)	(0.55)

Decrease from distributions	(0.57)	(0.20)	(0.58)	(0.78)	(0.62)

Net asset value, end of year	$18.48	$18.59	$17.05	$16.67	$18.33

Total return(c)	2.47%	10.31%	5.93%	(4.96)%	7.23%
Ratios to average net assets:
Operating expenses	2.00%	2.00%	2.00%	2.00%	2.01%
Net investment loss	(0.32)%	(0.55)%	(0.23)%	(0.67)%	(0.61)%
Supplemental data:
Portfolio turnover rate	25.0%	13.9%	29.7%	30.3%	22.5%
Net assets, end of year (000’s)	$691,501	$856,801	$1,037,758	$1,201,687	$1,431,328

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

32	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2018	2017	2016	2015	2014

Net asset value, beginning
of year	$19.04	$17.28	$16.90	$18.57	$17.94

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.13	0.08	0.13	0.06	0.07
Net realized and unrealized
gain (loss)	0.53	1.88	1.00	(0.77)	1.36

Increase (decrease) from
investment operations	0.66	1.96	1.13	(0.71)	1.43

Decrease from distributions:
Net investment income	(0.08)	—	(0.27)	(0.25)	(0.25)
Net realized gain on investments	(0.57)	(0.20)	(0.48)	(0.71)	(0.55)

Decrease from distributions	(0.65)	(0.20)	(0.75)	(0.96)	(0.80)

Net asset value, end of year	$19.05	$19.04	$17.28	$16.90	$18.57

Total return(c)	3.48%	11.46%	6.96%	(3.95)%	8.25%
Ratios to average net assets:
Operating expenses	1.00%	1.00%	1.00%	1.00%	1.01%
Net investment income	0.70%	0.47%	0.77%	0.34%	0.39%
Supplemental data:
Portfolio turnover rate	25.0%	13.9%	29.7%	30.3%	22.5%
Net assets, end of year (000’s)	$6,166,789	$5,861,001	$5,651,971	$6,068,916	$6,845,786

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.	33

Financial Highlights	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2018	2017	2016	2015	2014

Net asset value, beginning
of year	$18.02	$16.28	$16.39	$17.84	$17.39

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.12	0.08	0.07	0.12	0.08
Net realized and unrealized
gain (loss)	(0.30)	1.86	0.86	(0.55)	1.10

Increase (decrease) from
investment operations	(0.18)	1.94	0.93	(0.43)	1.18

Decrease from distributions:
Net investment income	(0.24)	(0.03)	(0.41)	(0.47)	(0.41)
Net realized gain on investments	(0.37)	(0.17)	(0.63)	(0.55)	(0.32)

Decrease from distributions	(0.61)	(0.20)	(1.04)	(1.02)	(0.73)

Net asset value, end of year	$17.23	$18.02	$16.28	$16.39	$17.84

Total return(c)	(1.07)%	12.09%	5.93%	(2.37)%	7.05%
Ratios to average net assets:
Operating expenses	1.25%	1.25%	1.24%	1.25%	1.26%
Net investment income	0.67%	0.48%	0.41%	0.70%	0.45%
Supplemental data:
Portfolio turnover rate	19.4%	22.7%	34.9%	27.6%	23.4%
Net assets, end of year (000’s)	$181,209	$269,160	$282,567	$466,336	$391,494

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

34	See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2018	2017	2016	2015	2014

Net asset value, beginning
of year	$17.64	$16.03	$16.14	$17.58	$17.14

Increase (decrease) from
investment operations:(a)
Net investment loss(b)	(0.01)	(0.05)	(0.03)	(0.02)	(0.06)
Net realized and unrealized
gain (loss)	(0.30)	1.83	0.83	(0.53)	1.11

Increase (decrease) from
investment operations	(0.31)	1.78	0.80	(0.55)	1.05

Decrease from distributions:
Net investment income	(0.11)	—	(0.28)	(0.34)	(0.29)
Net realized gain on investments	(0.37)	(0.17)	(0.63)	(0.55)	(0.32)

Decrease from distributions	(0.48)	(0.17)	(0.91)	(0.89)	(0.61)

Net asset value, end of year	$16.85	$17.64	$16.03	$16.14	$17.58

Total return(c)	(1.82)%	11.24%	5.17%	(3.14)%	6.29%
Ratios to average net assets:
Operating expenses	2.00%	2.00%	1.99%	2.00%	2.01%
Net investment loss	(0.04)%	(0.29)%	(0.19)%	(0.11)%	(0.32)%
Supplemental data:
Portfolio turnover rate	19.4%	22.7%	34.9%	27.6%	23.4%
Net assets, end of year (000’s)	$40,509	$59,467	$68,878	$73,818	$82,359

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

See Notes to Financial Statements.	35

Financial Highlights	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,

	2018	2017	2016	2015	2014

Net asset value, beginning
of year	$18.06	$16.32	$16.43	$17.89	$17.43

Increase (decrease) from
investment operations:(a)
Net investment income(b)	0.18	0.12	0.13	0.16	0.12
Net realized and unrealized
gain (loss)	(0.30)	1.86	0.84	(0.55)	1.12

Increase (decrease) from
investment operations	(0.12)	1.98	0.97	(0.39)	1.24

Decrease from distributions:
Net investment income	(0.29)	(0.07)	(0.45)	(0.52)	(0.46)
Net realized gain on investments	(0.37)	(0.17)	(0.63)	(0.55)	(0.32)

Decrease from distributions	(0.66)	(0.24)	(1.08)	(1.07)	(0.78)

Net asset value, end of year	$17.28	$18.06	$16.32	$16.43	$17.89

Total return(c)	(0.77)%	12.34%	6.20%	(2.16)%	7.36%
Ratios to average net assets:
Operating expenses	1.00%	1.00%	0.99%	1.00%	1.01%
Net investment income	1.00%	0.74%	0.85%	0.92%	0.69%
Supplemental data:
Portfolio turnover rate	19.4%	22.7%	34.9%	27.6%	23.4%
Net assets, end of year (000’s)	$3,627,334	$3,874,426	$3,639,098	$3,164,053	$3,136,324

(a)
The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

36	See Notes to Financial Statements.

Notes to Financial Statements	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each a diversified investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). In accordance with U.S. GAAP, each Fund has been defined as an investment company and as such complies with investment company and reporting guidance of the Financial Accounting Standards Board. As of result, there are no changes to measurement or disclosure required in the Funds’ financial statements.

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price (“NOCP”). If no sales or NOCPs are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities, other than commercial paper, for which market quotations are readily available are generally valued at the evaluated mean primarily based on the last bid and asked prices received from an independent pricing service. When no asked price is available, debt securities are valued at the evaluated bid price alone. Commercial paper is generally valued at the evaluated bid price provided by an independent pricing service. An evaluated price may include a variety of factors including the issue’s coupon rate, maturity, credit rating, yield, trade data, quoted prices of similar fixed income securities, and any other relevant market or security specific information.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

37

Notes to Financial Statements	IVA Funds

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours or securities for which there is a foreign market holiday when the NYSE is open, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to U.S. GAAP fair value accounting standards that establish a single definition of fair value, create a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and require additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 –	last traded/quoted prices in active markets for identical unrestricted investments

•	Level 2 –	other significant observable inputs (including quoted prices for similar or identical investments, amortized cost, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

•	Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

ASSETS	Last Traded/Quoted Prices in Active Markets for Identical Unrestricted Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common stocks:
Foreign	$2,634,177,809	$11,645,805	—	$2,645,823,614
United States	1,865,399,097	—	—	1,865,399,097
Corporate notes & bonds	—	166,653,402	—	166,653,402
Convertible bonds	—	9,795,971	—	9,795,971
Commodities	423,258,559	—	—	423,258,559
Short-term investments	—	2,898,293,414	—	2,898,293,414
Unrealized appreciation on
open forward foreign
currency contracts	—	3,446,660	—	3,446,660

Total assets	$4,922,835,465	$3,089,835,252	—	$8,012,670,717

LIABILITIES

Unrealized depreciation on
open forward foreign
currency contracts	—	$469,303	—	$469,303

For the years ended September 30, 2018 and September 30, 2017, there were no Level 3 assets or liabilities held in the Worldwide Fund.

38

Notes to Financial Statements	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

ASSETS	Last Traded/Quoted Prices in Active Markets for Identical Unrestricted Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common stocks:
Foreign	$2,621,610,320	$29,837,593	—	$2,651,447,913
United States	114,598,705	—	—	114,598,705
Preferred stocks	21,442,411	—	—	21,442,411
Corporate notes & bonds	—	78,039,651	—	78,039,651
Convertible bonds	—	15,087,861	—	15,087,861
Supranational bonds	—	4,602,694	—	4,602,694
Commodities	254,559,678	—	—	254,559,678
Short-term investments	—	698,084,585	—	698,084,585
Unrealized appreciation on
open forward foreign
currency contracts	—	4,745,299	—	4,745,299

Total assets	$3,012,211,114	$830,397,683	—	$3,842,608,797

LIABILITIES

Unrealized depreciation on
open forward foreign
currency contracts	—	$449,958	—	$449,958

For the years ended September 30, 2018 and September 30, 2017, there were no Level 3 assets or liabilities held in the International Fund.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, the Funds have elected to adopt ASU 2018-13 early, effective for the fiscal year ended September 30, 2018. The impact of the Funds adoption is limited to the elimination of the disclosure of transfers between Level 1 and Level 2 and the elimination of the recognition period of transfers between all levels of the fair value hierarchy.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are translated to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses from foreign currency translation arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

39

Notes to Financial Statements	IVA Funds

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

The Funds follow the Financial Accounting Standards Board accounting standard for accounting for uncertainty in income taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (generally the current and the prior three tax years) and determined that no provision for income tax would be required in the Funds’ financial statements. Tax-related interest or penalties, if applicable, are to be disclosed in the Statements of Operations. For the year ended September 30, 2018, the Funds did incur immaterial tax-related interest or penalties, however the Funds are disputing these amounts.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Dividend and interest withholding taxes and capital gains taxes incurred, for the year ended September 30, 2018, can be found in the Statements of Operations.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Transactions with Affiliates. The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other entities managed by the Adviser pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the 1940 Act. In compliance with these provisions of Rule 17a-7, each cross-trade is executed at the current market price with no remuneration paid in connection with the transaction. For the year ended September 30, 2018, both the Worldwide Fund and International Fund engaged in cross-trades.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Custodian Risk. Cash is held at the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”). The Funds are subject to credit risk on any cash balance that exceeds the amount insured by the Federal Deposit Insurance Corporation to the extent that the Custodian may be unable to return cash held.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

40

Notes to Financial Statements	IVA Funds

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets. Investment advisory fees paid for the year ended September 30, 2018 are disclosed in the Statements of Operations.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the year ended September 30, 2018 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund

Purchases	$1,260,101,903	$812,167,529

Sales	$1,279,466,646	$616,673,103

The cost basis of investments and derivatives for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is presented on a federal tax basis as of September 30, 2018.

	Worldwide Fund	International Fund

Cost basis of investments and derivatives	$6,723,920,830	$3,585,521,358

Gross unrealized appreciation	$1,491,389,578	$517,414,931

Gross unrealized depreciation	$(206,066,258)	$(265,072,791)

Net unrealized appreciation and derivatives	$1,285,323,320	$252,342,140

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the year ended September 30, 2018, these instruments included forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the year ended September 30, 2018, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

41

Notes to Financial Statements	IVA Funds

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

The following summary of derivative instruments and hedging activity for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at September 30, 2018.

Worldwide Fund

	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$3,446,660

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	$(469,303)

Total		$2,977,357

International Fund

	Statements of Assets
Risk-Type Category	and Liabilities Location	Fair Value

Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$4,745,299

Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	$(449,958)

Total		$4,295,341

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2018.

Worldwide Fund

			Change in
			Unrealized
			Appreciation /
Risk-Type Category	Derivative Instrument	Realized Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$8,286,077	$(2,679,749)

International Fund

			Change in
			Unrealized
			Appreciation /
Risk-Type Category	Derivative Instrument	Realized Gain	(Depreciation)

Foreign exchange	Forward foreign currency contracts	$10,055,179	$(2,270,456)

During the year ended September 30, 2018, the Worldwide Fund had average notional values of $388,666,264 on forward foreign currency contracts to sell.

During the year ended September 30, 2018, the International Fund had average notional values of $420,342,850 on forward foreign currency contracts to sell.

42

Notes to Financial Statements	IVA Funds

The following tables present, by counterparty, gross amounts of derivatives eligible for offsetting, gross amounts offset in the Statements of Assets and Liabilities and related collateral received and/or pledged, if any, that the Funds have elected to offset under their legally enforceable ISDA Master Netting Agreement with such counterparty. An ISDA Master Netting Agreement is an agreement between the Fund and the counterparty that governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral arrangements, if any. Offsetting mechanisms allow the Funds to pay or receive the net amount of all forward foreign currency contracts outstanding on a given settlement date. At September 30, 2018, the Funds elected to offset forward foreign currency contracts on the Statements of Assets and Liabilities.

Worldwide Fund

		Gross Amount		Net Exposure
	Gross Amount of	Offset in the		Presented in the
	Recognized	Statements of	Collateral	Statements of Assets
Counterparty	Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$3,446,660	—	—	$3,446,660

Collateral
Used to
		Gross Amount	Offset Gross	Net Exposure
	Gross Amount of	Offset in the	Amount of	Presented in the
	Recognized	Statements of	Recognized	Statements of Assets
Counterparty	Liabilities	Assets and Liabilities	Liabilities	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$469,303	—	$469,303	—

International Fund
		Gross Amount		Net Exposure
	Gross Amount of	Offset in the		Presented in the
	Recognized	Statements of	Collateral	Statements of Assets
Counterparty	Assets	Assets and Liabilities	Received	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$4,745,299	—	—	$4,745,299

Collateral
Used to
		Gross Amount	Offset Gross	Net Exposure
	Gross Amount of	Offset in the	Amount of	Presented in the
	Recognized	Statements of	Recognized	Statements of Assets
Counterparty	Liabilities	Assets and Liabilities	Liabilities	and Liabilities

Forward foreign currency contracts
State Street Bank & Trust Co.	$449,958	—	$449,958	—

Note 5 – Shares of Beneficial Interest

At September 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

43

Notes to Financial Statements	IVA Funds

Transactions in shares of each class of the Worldwide Fund were as follows:

Worldwide Fund

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017

	Shares	Amount	Shares	Amount

Class A
Shares sold	4,652,076	$88,259,325	6,769,598	$120,342,864
Shares reinvested	2,136,904	40,131,113	906,939	15,626,560
Shares repurchased	(25,470,571)	(485,565,498)	(19,864,700)	(353,617,518)

Net Decrease	(18,681,591)	$(357,175,060)	(12,188,163)	$(217,648,094)

Class C
Shares sold	1,476,761	$27,395,583	1,727,377	$30,264,297
Shares reinvested	1,074,535	19,782,190	504,096	8,564,597
Shares repurchased	(11,224,432)	(208,087,333)	(16,997,459)	(298,896,081)

Net Decrease	(8,673,136)	$(160,909,560)	(14,765,986)	$(260,067,187)

Class I
Shares sold	60,421,606	$1,150,394,284	53,223,013	$955,078,407
Shares reinvested	8,854,248	166,725,489	3,104,821	53,620,262
Shares repurchased	(53,455,755)	(1,017,226,055)	(75,425,899)	(1,348,355,856)

Net Increase (Decrease)	15,820,099	$299,893,718	(19,098,065)	$(339,657,187)

Transactions in shares of each class of the International Fund were as follows:

International Fund

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017

	Shares	Amount	Shares	Amount

Class A
Shares sold	749,616	$13,348,904	1,266,634	$21,095,741
Shares reinvested	434,628	7,697,265	184,673	2,923,376
Shares repurchased	(5,604,735)	(99,651,839)	(3,869,602)	(64,702,895)

Net Decrease	(4,420,491)	$(78,605,670)	(2,418,295)	$(40,683,778)

Class C
Shares sold	109,817	$1,930,642	182,674	$2,990,414
Shares reinvested	76,549	1,334,244	35,327	550,743
Shares repurchased	(1,153,869)	(20,101,123)	(1,143,784)	(18,632,881)

Net Decrease	(967,503)	$(16,836,237)	(925,783)	$(15,091,724)

Class I
Shares sold	32,297,907	$577,075,323	30,651,831	$516,502,655
Shares reinvested	6,799,068	120,479,489	2,820,082	44,670,106
Shares repurchased	(43,607,775)	(776,248,731)	(41,962,434)	(693,226,796)

Net Decrease	(4,510,800)	$(78,693,919)	(8,490,521)	$(132,054,035)

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The redemption fee is credited to the applicable Fund. The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

44

Notes to Financial Statements	IVA Funds

Note 6 – Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2018 was as follows:

	Worldwide Fund	International Fund

Distributions Paid From:

Ordinary income	$61,185,498	$66,754,611

Long-Term gains	$208,835,799	$83,361,591

As of September 30, 2018, the components of accumulated earnings on a tax basis were as follows:
	Worldwide Fund	International Fund

Undistributed net investment income	$55,801,674	$50,833,013

Undistributed realized gains	383,327,367	138,304,492

Other book/tax temporary differences[a]	(78,490)	(57,016)

Unrealized appreciation[b]	1,285,293,975	252,292,985

Total accumulated earnings	$1,724,344,526	$441,373,474

[a]	Other book/tax temporary differences are attributable primarily to the tax treatment of offering costs.
[b]	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the treatment of passive foreign investment companies, forward foreign currency contracts and the tax deferral of losses on wash sales.

Reclassification. U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the fiscal year ended September 30, 2018, the following reclassifications have been made:

	Worldwide Fund	International Fund

Undistributed net investment loss	$8,935,899	$6,366,092

Accumulated net realized gain	$(35,467,278)	$(17,065,217)

Paid-in-capital	$26,531,379	$10,699,125

45

Report of Independent Registered Public Accounting Firm	IVA Funds

To the Shareholders and the Board of Trustees of
IVA Fiduciary Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of IVA Fiduciary Trust (the “Trust”) (comprising the IVA Worldwide Fund and IVA International Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising IVA Fiduciary Trust at September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, and audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to access the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more International Value Advisers, LLC investment companies since 2008.
Boston, Massachusetts
November 16, 2018

46

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its investment adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)

				Number of
				Portfolios
		Term of		in the Fund
	Position(s)	Office(b) and	Principal	Complex	Other Directorships/
	Held with	Length of	Occupation(s) During	Overseen	Trusteeships
Name (Birth Year)	the Trust	Time Served	Past 5 Years	by Trustee	Held by Trustee

Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Consultant (2017 to present) and Corporate Secretary (prior to 2017), Case, Pomeroy & Company, Inc. (“Case, Pomeroy”) (real estate and investments);	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses).	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer).	2	None.

William M. Rose (1945)	Trustee	since 2013	Member, Investment Advisory Committee, CYMI, Inc. (family office) (prior to 2015).	2	Director, Ocean Governance Training Foundation (since 2013) (a Canadian not-for-profit organization based in Halifax, NS).

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board. The current retirement age is 75.

47

Trustees and Officers (unaudited)	IVA Funds

Interested Trustee

Number of
Portfolios
		Term of		in the Fund
	Position(s)	Office(a) and	Principal	Complex	Other Directorships/
	Held with	Length of	Occupation(s) During	Overseen	Trusteeships
Name (Birth Year)	the Trust	Time Served	Past 5 Years	by Trustee	Held by Trustee

Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010).	2	Adtalem Global Education Inc. (since 2016).

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Officers of the Trust

Term of
Office and
	Position(s)	Length of
	Held with	Time
Name (Birth Year) and Address(a)	the Trust	Served(b)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008	Chief Financial Officer, the Adviser (since 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Director of Fund Operations and Information Technology, the Adviser (since 2014) and Fund Operations Manager, the Adviser (from 2009 to 2014)

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

48

Additional Information (unaudited)	IVA Funds

Board Approval of Investment Advisory Agreement. At a telephonic meeting held on May 15, 2018 and at an in-person meeting held on May 22, 2018, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) discussed the Investment Advisory Agreement (the “Advisory Agreement”) related to the Funds.

To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees received comprehensive written materials and other information, in adequate time in advance of the meeting, which outlined, among other things, (i) information confirming the financial condition of the Adviser and the Adviser’s profitability derived from its relationship with each Fund; (ii) information as to the advisory fee rates paid to the Adviser by each Fund and each other fund or account managed by the Adviser; (iii) information as to the advisory fee rates paid by mutual funds to other advisers selected by Broadridge Financial Solutions, Inc. (“Broadridge”); (iv) a description of the personnel and the nature and quality of the services provided by the Adviser; (v) information on compliance matters; (vi) comparative information on investment performance of the Funds; and (vii) information regarding brokerage and portfolio transactions of the Funds.

The Independent Trustees reviewed the materials provided by the Adviser, which included, among other things, the Broadridge 15(c) Report to the Board of Trustees (the “Broadridge Report”) containing detailed advisory fee, expense ratio and performance comparisons for each Fund with other mutual funds in their “peer group” and “category” as determined using the Morningstar Associates, LLC (“Morningstar”) data and methodology. The Independent Trustees also reviewed the memorandum prepared by Sidley Austin LLP (“Sidley Austin”), Independent Trustee Counsel, outlining the legal duties of the Independent Trustees in evaluating investment advisory arrangements.

The Adviser also had provided the Independent Trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, it was noted, the Independent Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance and other services provided to each Fund. The Independent Trustees also considered other matters they deemed important to the approval process, such as allocation of Fund brokerage commissions, and other direct and indirect benefits to the Adviser from its relationship with the Funds. The Trustees met throughout the year with the Portfolio Managers of the Funds (the “Portfolio Managers”). It was noted that the Independent Trustees, in their deliberations, recognized that for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser for their investments and that there was a strong association in the minds of Fund shareholders between the Adviser and each Fund. In considering factors relating to the approval of the continuance of the Advisory Agreement, the Independent Trustees noted that Sidley Austin had provided the Independent Trustees with assistance and advice. The Independent Trustees stated that with respect to the Advisory Agreement, although it related to both Funds, the Independent Trustees had considered each Fund separately. The Independent Trustees were satisfied that the information requested provided the Independent Trustees with the information that they believed, in the exercise of their business judgment, was pertinent, sufficient and comprehensive for the purposes of their evaluation of the continuation of each agreement and each plan. Among other factors, the Trustees noted that they considered the following:

The nature, extent and quality of services provided by the Adviser: The Independent Trustees reviewed the services that the Adviser provides to each Fund, including, but not limited to, making the day-to-day investment decisions for each Fund, and generally managing each Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees noted that throughout the year they discussed with officers and Portfolio Managers of the Funds the types of transactions that were being done on behalf of each Fund. Additionally, the Independent Trustees took into account the services provided by the Adviser to its other accounts that have investment mandates similar to the Funds. In particular, they noted the greater level of portfolio management, compliance and administrative oversight services required for the Funds, mutual funds registered under the 1940 Act, as compared to the Adviser’s institutional accounts. The Independent Trustees also considered the education, background and experience of the Adviser’s personnel, noting in particular that the favorable history and reputation of the Portfolio Managers for the Funds have had, and are likely to continue to have, a favorable impact on the Funds. In this regard, the Independent Trustees noted the significant growth of the Funds during the period following inception through the imposition of a soft close in February 2011 and its subsequent impact on asset growth. The Independent Trustees additionally noted the Adviser’s ability to attract quality and experienced personnel and its continued investment in the growth of its business. The Independent Trustees also considered the administrative services provided by the Adviser, including compliance and accounting services, and oversight of third party service providers. The Independent Trustees also noted that, relative to the mutual fund industry as a whole, the Funds’ net redemptions appeared to be more muted, indicating that investors were generally satisfied with the Adviser, its services and its investment philosophy in advising the Funds. After considering the above factors, the Independent Trustees concluded that the nature, quality and extent of services provided by the Adviser were satisfactory and appropriate and would continue to be suitable for each Fund. The Independent Trustees’ evaluation of the nature and quality of the services provided to the Adviser supported continuation of the Advisory Agreement.

49

Additional Information (unaudited)	IVA Funds

Investment performance of each Fund and the Adviser: The Independent Trustees considered the investment performance of each Fund compared to the Morningstar peer funds, the Morningstar category funds and the relevant benchmark index. The Independent Trustees noted that the Funds have been in operation since October 1, 2008, and that the Broadridge Report presented performance information since inception and for the one-year, three-year and five-year periods ended December 31, 2017. It was noted that, since inception, the IVA Worldwide Fund underperformed the median of the peer group funds, but outperformed the median of the category funds on an absolute basis and outperformed the medians of the peer group and category funds on most risk-adjusted performance bases in the Broadridge Report. It was noted that the IVA Worldwide Fund for the one-year, three-year and five-year periods underperformed the median of the peer group funds on an absolute basis, for the same periods outperformed the median of the peer group funds on most risk-adjusted performance bases in the Broadridge Report, and for the one-year period underperformed, and for the three-year and five-year periods outperformed, the median of the category funds on an absolute basis and for the same periods outperformed the median of the category funds on most risk-adjusted performance bases in the Broadridge Report. With respect to the IVA International Fund, the Independent Trustees noted that since inception, the Fund outperformed the median of the peer group and the category funds on an absolute basis and on most risk-adjusted performance bases in the Broadridge Report. It was noted that for the one-year, three-year and five-year periods, IVA International Fund underperformed the median of the peer group and category funds on an absolute basis and for the same periods outperformed the median of the peer group and category funds on most risk-adjusted performance bases in the Broadridge Report. Since inception and for the one-year, three-year and five-year periods ended December 31, 2017, the Independent Trustees also noted that the IVA Worldwide Fund underperformed the Fund’s benchmark index (the MSCI All Country World Index), and that the IVA International Fund outperformed its benchmark index (the MSCI All Country World ex- U.S. Index) since inception and for the three-year and five-year periods ended December 31, 2017, but underperformed its benchmark index for the one-year period ended December 31, 2017. The Independent Trustees considered the performance of the Funds in light of the Adviser’s investment approach of focusing on preservation of capital over the short-term and seeking to outperform each Fund’s benchmark over the longer term representing a full market cycle as well as each Fund’s asset allocation and the overall financial market conditions. In addition, each Fund’s upside and downside capture percentages as reported by Broadridge were noted. The Independent Trustees noted the high cash levels in both Funds relative to the peer group funds, that the high cash levels are consistent with the Funds’ stated investment strategies and the current financial market conditions, the satisfactory absolute performance given these high cash levels and the good relative equity sleeve performance. The Independent Trustees also noted that the Adviser’s interests were well-aligned with the Funds’ shareholders as a result of the significant investment in the Funds by the Adviser’s partners. The Independent Trustees determined that each Fund’s performance, in light of all the considerations noted above, was satisfactory. The Independent Trustees determined that the Adviser continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of the Advisory Agreement.

Cost of the services provided and profits realized by the Adviser from its relationship with each Fund: The Independent Trustees considered the investment advisory fee payable by each Fund as well as the expense ratio of each Fund. The Independent Trustees considered each Fund’s effective advisory fee rate at different asset levels compared to the Morningstar peer group and category funds. It was noted that each Fund’s effective advisory fee rate was above the median for the peer group and category funds. It was noted that the IVA Worldwide Fund’s administrative expenses were lower than the peer group and category funds, that the IVA International Fund’s administrative expenses were equal to the peer group median, but lower than the category median, and that when these administrative expenses are considered, the combined fee charged for advisory and administrative services for both Funds generally compares somewhat more favorably to the peer group and category medians as of December 31, 2017. Additionally, the Independent Trustees noted that for both Funds the “other fee” category in the Broadridge Report was lower than the peer group and category medians. The Independent Trustees also noted that the IVA Worldwide Fund’s gross expense ratio was lower, and net expense ratio higher, than the median of the category funds for Class A shares, that the net and gross expense ratios were higher than the median of the peer group funds for Class A shares, and that the net expense ratio was higher than the median and the gross expense ratio was lower than the median of the category funds for Class I shares. The Independent Trustees also noted that the IVA International Fund’s gross expense ratio was lower, and net expense ratio higher, than the median of the peer group funds for Class A shares, that the net and gross expense ratios were lower than the medians of the category funds for Class A shares, and the net and gross expense ratios were lower than the medians of the category funds for Class I shares. The Independent Trustees noted that the net and gross expense ratios for each Fund generally had declined in years since the Funds commenced operations correlated with the growth in the assets of the Funds. The Independent Trustees concluded that each Fund’s current expense structure is satisfactory.

50

Additional Information (unaudited)	IVA Funds

The Independent Trustees reviewed the advisory fee schedule in effect for the Adviser’s managed separate accounts, and considered that the fees charged to those accounts were lower than those charged to the Funds. The Independent Trustees were aware of the significant shareholder services, legal and regulatory requirements associated with the Adviser’s management of the Funds that was not required in servicing separate accounts. The Independent Trustees also reviewed the advisory fee schedule in effect for the Adviser’s private funds and an offshore fund, and noted that the effective fees for the private funds were comparable to, and the effective fee rate of the offshore fund was higher than, the Funds’ advisory fee rates.

The Independent Trustees had reviewed the portfolio transaction data for each Fund in the Broadridge Report, and noted that the brokerage fee and portfolio turnover ratios for each Fund were below the medians of the Morningstar peer group and category funds.

The Independent Trustees also reviewed information regarding the profitability to the Adviser of its relationship with each Fund. The Independent Trustees considered the level of the Adviser’s profits, the change in profitability over a five-year period, and whether the profits were reasonable. The Independent Trustees took into consideration other benefits to be derived by the Adviser in connection with the Advisory Agreement. Since the Adviser has no affiliates with business relationships with the Funds, the Independent Trustees noted that the Adviser receives no additional revenues from providing other services to the Funds. Moreover, the Independent Trustees noted that the Adviser’s interests are well-aligned with the Funds’ shareholders in the efficient management of the services and costs of the third-party service providers to the Funds. The Independent Trustees took into consideration the “soft dollar” research the Adviser receives from brokers which benefits the Funds and other Adviser clients and which might offset expenses the Adviser would otherwise incur. The Independent Trustees also noted the Adviser’s willingness in February 2011 to soft close both Funds and its other investment products to most new investors in order to best execute its investment strategy on behalf of the existing Fund shareholders and investors during a period of high inflows, and that this would be expected to limit the Adviser’s profitability while benefitting shareholders. The Independent Trustees further noted the continuing investment by the Adviser in both its infrastructure and staff. The Independent Trustees also considered the entrepreneurial risk and financial exposure assumed by the Adviser in developing and managing the Funds. The Independent Trustees noted that the development and management of the Funds requires a high degree of knowledge, sophistication and judgment and potentially subjected the Adviser to substantial financial exposure. The Independent Trustees concluded that the profits realized by the Adviser from its relationship with each Fund were reasonable and consistent with fiduciary duties. The Independent Trustees’ evaluation of the Adviser’s profitability supported continuation of the Advisory Agreement.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Independent Trustees noted that they considered whether there have been economies of scale in respect to the management of each Fund, whether each Fund appropriately benefitted from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees noted that the expense ratio of each Fund had declined since the Funds commenced operations due to the growth in the assets of the Funds. The Independent Trustees also noted, however, that since the Funds were closed to most new investors and that in recent years the Funds were experiencing net redemptions, and given general financial market conditions, it was not likely that there would be a significant further increase in Fund assets, or a significant decrease in the expense ratio, in the foreseeable future. The Independent Trustees again noted the continuing investment by the Adviser in both its infrastructure and staff which are expected to benefit the Funds and their shareholders. The Independent Trustees concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale at the present time at current asset levels and that no changes were currently necessary. The Independent Trustees’ evaluation of the economies of scale supported continuation of the Advisory Agreement.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Independent Trustees noted that they compared the services rendered and the fees paid under the Advisory Agreement with those under other investment advisory contracts of other investment advisers managing funds deemed comparable as set forth in the Broadridge Report. The Independent Trustees stated that they also considered the services rendered and fees paid under the Advisory Agreement as compared to the Adviser’s other management contracts with institutional and other accounts with similar investment mandates. As noted above, the Independent Trustees acknowledged the greater level of portfolio management, compliance and administrative oversight services required for the Funds, as well as the higher level of financial exposure assumed, as compared to the Adviser’s institutional accounts and other investment funds. The Independent Trustees determined that, on a comparative basis, the fee under the Advisory Agreement for each Fund was reasonable in relation to the services provided to the Funds, and was lower than or comparable to the fees charged by the Adviser to its other investment funds. The Independent Trustees’ evaluation of the Adviser’s other fee arrangements and of comparable mutual funds advised by other advisers supported continuation of the Advisory Agreement.

No single factor was cited as determinative to the decision of the Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for each Fund.

51

Additional Information (unaudited)	IVA Funds

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

Important Tax Information (unaudited)

For the fiscal year ended September 30, 2018, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

The Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on September 30, 2018 are as follows:

	Foreign Source Income	Foreign Tax Expense

Worldwide Fund	$0.15	$0.02

International Fund	$0.28	$0.02

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2018. These shareholders will receive more detailed information along with their 2018 Form 1099-DIV.

52

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2018 and held for the six months ended September 30, 2018.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (a)
	Actual			Annualized	Expenses
	Total	Beginning	Ending	Expense	Paid During
	Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	0.64%	$1,000.00	$1,006.40	1.25%	$ 6.29
Class C	0.27%	1,000.00	1,002.70	2.00%	10.04
Class I	0.79%	1,000.00	1,007.90	1.00%	5.03
International Fund
Class A	-2.98%	$1,000.00	$ 970.20	1.26%	$ 6.22
Class C	-3.38%	1,000.00	966.20	2.01%	9.91
Class I	-2.87%	1,000.00	971.30	1.01%	4.99

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018
	Hypothetical			Annualized	Expenses
	Annualized	Beginning	Ending	Expense	Paid During
	Total Return	Account Value	Account Value	Ratio	the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.80	1.25%	$ 6.33
Class C	5.00%	1,000.00	1,015.04	2.00%	10.10
Class I	5.00%	1,000.00	1,020.05	1.00%	5.06
International Fund
Class A	5.00%	$1,000.00	$1,018.75	1.26%	$ 6.38
Class C	5.00%	1,000.00	1,014.99	2.01%	10.15
Class I	5.00%	1,000.00	1,020.00	1.01%	5.11

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 365.

53

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
One Heritage Drive
Quincy, MA 02171-2105

Transfer Agent
DST Asset Manager Solutions, Inc.
430 W 7th Street,
STE 219061
Kansas City, MO 64105-1407

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2. Code of Ethics.

(a)  As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer and principal financial officer.

(c)  The registrant has not amended its code of ethics during the period covered by this Form N-CSR.

(d)  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this Form N-CSR.

(e)  Not applicable.

(f)  A copy of the registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)  The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one member serving on the registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)  The audit committee financial experts are Manu Bammi and William M. Rose and each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm for the registrant.

(a)  Audit Fees.
For the fiscal years ended September 30, 2017 and September 30, 2018, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and/or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $91,960 and $94,500, respectively.

(b)  Audit-Related Fees.
For the fiscal years ended September 30, 2017 and September 30, 2018, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the twelve month periods ended September 30, 2017 and September 30, 2018, the aggregate Audit-Related Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)  Tax Fees.
For the fiscal years ended September 30, 2017 and September 30, 2018, the aggregate fees billed for tax compliance, tax advice and tax planning by E&Y were $25,979 and $26,760, respectively. Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations.

For the twelve month periods ended September 30, 2017 and September 30, 2018, the aggregate Tax Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $27,000 and $11,000, respectively.

(d)  All Other Fees.
For the fiscal years ended September 30, 2017 and September 30, 2018, the aggregate fees billed by E&Y to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the twelve month periods ended September 30, 2017 and September 30, 2018, the aggregate fees in this category billed by E&Y that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)  Audit Committee’s Pre-Approval Policies and Procedures.
The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by E&Y to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee (the “Pre-Approval Procedures”). The registrant’s Audit Committee adopted amended Pre-Approval Procedures on November 19, 2014, which generally permit:

Audit-Related Services consisting of: (i) consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting and (ii) other auditing procedures and issuance of special purpose reports;

Tax Services consisting of: (i) recurring tax services and (ii) consultations regarding tax consequences of proposed or actual transactions; and

Other Non-Audit Services including: (i) business support, (ii) other control and regulatory compliance projects and (iii) training.

All such services are subject to a per calendar quarterly limitation.

(e)(2)  Percentage of Services.
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  For the fiscal years ended September 30, 2017 and September 30, 2018, the aggregate non-audit fees billed by E&Y for services rendered to the registrant were $25,979 and $26,760, respectively.

For the twelve month periods ended September 30, 2017 and September 30, 2018, the aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)  The audited schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance

Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11. Controls and Procedures.

(a)  Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)  Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	November 27, 2018

By:	/s/ Stefanie J. Hempstead
Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date:	November 27, 2018